SUPPLEMENT DATED MAY 7, 2008

TO THE PROSPECTUS

OF CITI INSTITUTIONAL CASH RESERVES

DATED DECEMBER 7, 2007

The following replaces any contrary information in the Prospectus of the fund listed above.

Effective June 9, 2008 the Fund’s Facilities Agent is Western Asset Management Company Limited. The principal place of business of the Facilities Agent in the U.K. is 10 Exchange Square, Primrose Street, London EC2A 2EN.

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